SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a12


                         CREDIT SUISSE OPPORTUNITY FUNDS

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                      (International Focus Portfolio Only)
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.
                         CREDIT SUISSE OPPORTUNITY FUNDS
                            (International Fund Only)
                               CREDIT SUISSE TRUST
                 (Emerging Markets, Global Post-Venture Capital,
              Global Technology and International Focus Portfolios
            Only) THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              466 Lexington Avenue
                          New York, New York 10017-3147
                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

         Very recently, your Fund's shareholders approved the United Kingdom and Japanese affiliates of Credit Suisse Asset Management, LLC ("CSAM") as sub-investment adviser to your fund (except the Credit Suisse Emerging Markets Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. for which those affiliates do not act as sub-advisor). We thank you for your vote. Another affiliate of CSAM -- Credit Suisse Asset Management (Australia) Limited -- now is registered with the SEC to provide investment advice to your fund, so your vote is needed again.

         The governing Board of Directors or Trustees, as the case may be (the "Board"), of each fund listed above (each, a "Fund" and together, the "Funds") has recently reviewed and unanimously endorsed a proposal to retain the Australian affiliate of CSAM ("CSAM Australia") as sub-investment adviser to the Fund (or one or more of its portfolios named above). We are pleased to invite you to attend a Special Meeting of Shareholders (the "Meeting") to consider the approval of a sub-investment advisory agreement with CSAM Australia.

         PLEASE NOTE THAT THIS PROXY IS FOR THE APPROVAL OF CSAM AUSTRALIA AS A SUB-INVESTMENT ADVISER AND NOT OF CSAM'S AFFILIATES IN THE UNITED KINGDOM OR JAPAN, WHICH WERE APPROVED IN MAY 2002. SEPARATE APPROVAL IS NEEDED HERE, EVEN IF YOU RECENTLY VOTED ON THE OTHER CSAM AFFILIATES.

         Each Fund's Board and CSAM, the investment adviser to each Fund (or portfolio), believes that the retention of CSAM Australia is in the best interest of shareholders. The governing Board of each Fund has determined that retention of CSAM Australia will enable each Fund to capitalize on that firm's investment expertise. SINCE THE SUB-ADVISORY FEES FOR CSAM AUSTRALIA WILL BE PAID BY CSAM, THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERS.

         The costs associated with this proxy are being paid for by CSAM and its affiliates and not by any Fund or shareholder.

         THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Detailed information about the proposal may be found in the attached Joint Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund (or portfolio) at the close of business on August 13, 2002. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

         For all of the Funds, except The Emerging Markets Telecommunications Fund, Inc., if you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Funds' proxy solicitor, Attn: Dominic F. Maurillo, at 1-212-269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-800-714-3312 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card. Shareholders of The Emerging Markets Telecommunications Fund, Inc. may vote their proxies by telephone by calling 1-866-535-4459 or by faxing their proxy cards to Georgeson Shareholder Communications, Inc., its proxy solicitor, Attn: Sean Butcher, at 1-800-733-1885.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When a Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to: (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the Proxy Statement before you vote.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-800-714-3312, except that shareholders of The Emerging Markets Telecommunications Fund, Inc. should contact. Georgeson Shareholder Communications, Inc., at 1-866-535-4459.


         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                              Respectfully,

                              /s/ Hal Liebes

                              Hal Liebes
                              Senior Vice President of The Emerging Markets Telecommunications Fund, Inc.
                              Vice President and Secretary of each other Fund

         INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                               Valid Signatures
         ------------                               ----------------

         Corporate Accounts

         (1)  ABC Corp. ........................... ABC Corp.
         (2)  ABC Corp. ........................... John Doe, Treasurer
         (3)  ABC Corp.
              c/o John Doe, Treasurer ............. John Doe
         (4)  ABC Corp. Profit Sharing Plan ....... John Doe, Trustee

         Trust Accounts

         (1)  ABC Trust ........................... Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78 ...................... Jane B. Doe

         Custodial or Estate Accounts
         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA ....... John B. Smith
         (2)  John B. Smith ....................... John B. Smith, Jr., Executor

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.
                CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                      (International Focus Portfolio Only)
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                     CREDIT SUISSE JAPAN GROWTH FUND, INC.
                        CREDIT SUISSE OPPORTUNITY FUNDS
                           (International Fund Only)
                              CREDIT SUISSE TRUST
                (Emerging Markets, Global Post-Venture Capital,
           Global Technology and International Focus Portfolios Only)
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              466 Lexington Avenue
                          New York, New York 10017-3147

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                 October 9, 2002

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders of each fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly on October 9, 2002, at 2 p.m., Eastern time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3147, for the following purpose:

         PROPOSAL: To approve a Sub-Investment Advisory Agreement among each Fund (or portfolio(s) thereof), Credit Suisse Asset Management, LLC and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia").

         The Board of Directors or Trustees, as the case may be, of each Fund unanimously recommends that shareholders vote FOR the proposal.

         Holders of record shares of each Fund or where applicable, an investment portfolio of a Fund, at the close of business on August 13, 2002 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof. As a convenience to shareholdersshareholders, except for shareholders of the Emerging Markets Telecommunications Fund, Inc. you can now vote in any of five ways:


                  o        By mail, with the enclosed proxy card(s);

                  o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-714-3312 or for The Emerging Markets Telecommunications Fund, Inc. by calling 1-866-535-4459;

                  o By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn: Dominic F. Maurillo, at 1-212-269-2796 or for The Emerging Markets Telecommunications Fund, Inc. at 1-800-733-1665;

                  o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site or for The Emerging Markets Telecommunications Fund, Inc. at http://proxy.georgeson.com; or

                  o        In person at the Special Meeting.

         Shareholders of The Emerging Markets Telecommunications Fund, Inc. may vote by mail with the enclosed proxy card, by telephone at 1-866-535-4459, by faxing the enclosed proxy card to Georgeson Shareholder Communications, Inc.,
Attn: Sean Butcher, at 1-800-733-1885 or in person at the Special Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-800-714-3312, except that shareholders of The Emerging Markets Telecommunications Fund, Inc. should contact its proxy solicitor, Georgeson Shareholder Communications, Inc., at 1-866-535-4459.



                              By Order of the Board of Directors or Trustees,



                              /s/ Hal Liebes

                              Hal Liebes
                              Senior Vice President of The Emerging Markets Telecommunications Fund, Inc.
                              Vice President and Secretary of each other Fund

                              August 26, 2002

              YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP
                  TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.
               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                      (International Focus Portfolio Only)
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.
                         CREDIT SUISSE OPPORTUNITY FUNDS
                            (International Fund Only)
                               CREDIT SUISSE TRUST
                 (Emerging Markets, Global Post-Venture Capital,
           Global Technology and International Focus Portfolios Only)
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

               --------------------------------------------------

                              JOINT PROXY STATEMENT

               --------------------------------------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 October 9, 2002

               --------------------------------------------------



         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the funds listed above (each a "Company" and, collectively, the "Companies") for use at the Special Meeting of Shareholders of each Company, to be held jointly at the offices of the Companies, 466 Lexington Avenue, New York, New York 10017-3147, on October 9, 2002, at 2 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

         This Joint Proxy Statement, Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about August 26, 2002 or as soon as practicable thereafter. Any shareholder, other than a shareholder of the Emerging Markets Telecommunications Fund, Inc. (the "Telecommunications Fund"), giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. Shareholders of the Telecommunications Fund may only revoke their proxies by telephone, by mail, at the above address, or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the Proposal referred to in this Joint Proxy Statement.

         The presence at a Special Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the International Fund of Credit Suisse Opportunity Funds, the various portfolios of Credit Suisse Trust (the "Trust") and the Telecommunications Fund and one-third of the shares entitled to be cast of the other Companies, in the case of each of Credit Suisse Opportunity Funds, Credit Suisse Institutional Fund, Inc. (the "Institutional Fund") and the Trust, the above-indicated portfolios thereof (each a "Fund" and together with those Companies that do not have any separate investment portfolios, the "Funds") shall be necessary and sufficient to constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at a Special Meeting with respect to one or more of the Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the Proposal for a Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund ("Majority Vote"). "Majority Vote" for purposes of this joint proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a concerned Fund are represented or (ii) more than 50% of the outstanding shares of a Fund. EACH FUND WILL CONSIDER THE APPROVAL OF THE PROPOSAL SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND OF THE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANY OTHER FUND OF THE PROPOSAL.

         Abstentions and broker non-votes will have the effect of votes AGAINST the Proposal for purposes of tabulating votes necessary for the Proposal's approval.

         Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 1-800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030. Shareholders of the Telecommunications Fund may receive an additional copy of its most recent annual report and a copy of any more recent semi-annual report, without charge, by calling 1-800-293-1232, by writing to the Telecommunications Fund c/o Credit Suisse Asset Management, LLC at 466 Lexington Avenue, 16th Floor, New York, New York 10017 or at its website at www.cefsource.com.

         The Emerging Markets, Global Post-Venture Capital, Global Technology and International Focus Portfolios of the Trust (each a "Trust Portfolio") offer their shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and tax qualified pension and retirement plans. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in each Trust Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of each Trust Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposal for each Trust Portfolio. Unmarked voting instructions will be voted in favor of the Proposal.

         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. Shareholders of each Fund will vote in the aggregate without regard to class. As of August 13, 2002 (the "Record Date"), the Funds had the following number of outstanding shares:

--------------------------------------------------------------------------------
                                                                 NUMBER OF
                  CREDIT SUISSE FUND                        OUTSTANDING SHARES
--------------------------------------------------------------------------------
 Emerging Markets Fund                                           5,399,243.306
--------------------------------------------------------------------------------
 Global Financial Services Fund                                    127,541.677
--------------------------------------------------------------------------------
 Global Health Sciences Fund                                     3,302,634.189
--------------------------------------------------------------------------------
 Global Post-Venture Capital Fund                                5,302,271.064
--------------------------------------------------------------------------------
 Global Technology Fund                                          3,847,369.231
--------------------------------------------------------------------------------
 International Focus Portfolio (Institutional Fund)              7,301,232.484
--------------------------------------------------------------------------------
 Institutional International Fund                               16,902,702.067
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  NUMBER OF
                  CREDIT SUISSE FUND                        OUTSTANDING SHARES
--------------------------------------------------------------------------------
 International Focus Fund                                       34,497,446.344
--------------------------------------------------------------------------------
 International Fund (Opportunity Funds)                          2,054,786.155
--------------------------------------------------------------------------------
 Japan Growth Fund                                              20,609,625.253
--------------------------------------------------------------------------------
 Emerging Markets Portfolio (Trust)                              6,012,099.190
--------------------------------------------------------------------------------
 Global Post-Venture Capital Portfolio (Trust)                   9,744,188.986
--------------------------------------------------------------------------------
 Global Technology Portfolio (Trust)                               541,939.263
--------------------------------------------------------------------------------
 International Focus Portfolio (Trust)                          14,870,680.578
--------------------------------------------------------------------------------
 Telecommunications Fund                                        10,781,436.000
--------------------------------------------------------------------------------

         The persons who owned more than 5% of any Fund's outstanding shares as of the Record Date, to the knowledge of the Funds, are set forth in APPENDIX A hereto.

         The security ownership of management of each of the Funds is set forth in APPENDIX B hereto. APPENDIX B sets forth the number of shares of each Fund beneficially owned by directors and executive officers of each Fund.

                                    PROPOSAL

                  APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         The shareholders of each Fund will be asked at the Special Meeting to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among each Fund, Credit Suisse Asset Management, LLC ("CSAM") and CSAM's Australian affiliate, which is named Credit Suisse Asset Management (Australia) Limited ("CSAM Australia" or the "Subadviser"). The Sub-Advisory Agreement was unanimously approved by the Board of each Fund, including all of the Directors or Trustees, as the case may be (the "Directors"), who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors") at meetings held on May 14, 2002 and July 22, 2002 for each Fund other than the Telecommunications Fund and on May 13, 2002 and August 2, 2002 for the Telecommunications Fund.


         At the meetings, CSAM, as investment adviser to each Fund, recommended to the Boards that each Fund retain CSAM Australia as sub-investment adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not any Fund) pay CSAM Australia a sub-advisory fee in such amount as may be agreed upon from time to time by CSAM and the Subadviser. Thus, the retention of CSAM Australia will not increase the fees or expenses otherwise incurred by a Fund's shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM Australia.

         The Sub-Advisory Agreement for each Fund as approved by each Board is now being submitted for approval by the shareholders of each Fund. If it is approved by a Majority Vote of the outstanding shares of a Fund, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund should fail to approve the Sub-Advisory Agreement, the Board of that Fund shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

         PLEASE NOTE THAT THIS PROXY IS FOR THE APPROVAL OF CSAM AUSTRALIA AS A SUB-INVESTMENT ADVISER AND NOT FOR THE APPROVAL OF CSAM'S AFFILIATES IN THE UNITED KINGDOM OR JAPAN, WHICH WERE APPROVED BY CERTAIN FUNDS IN MAY 2002.

         A form of the Sub-Advisory Agreement to be used for each Fund (except the Telecommunications Fund) is attached hereto as APPENDIX C. A form of the Sub-Advisory Agreement to be used for the Telecommunications Fund is attached hereto as APPENDIX D.

         CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017-3147, and CSAM Australia's principal office is located at Level 32 Gateway, 1 Macquarie Place, Sydney 2001.

         AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAID TO CSAM AUSTRALIA PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM AUSTRALIA WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

         EACH FUND WILL CONSIDER THE APPROVAL OF THE PROPOSAL SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND OF THE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANY OTHER FUND OF THE PROPOSAL.

BOARD EVALUATION AND RECOMMENDATION

         In determining whether it was appropriate to approve the Sub-Advisory Agreement for CSAM Australia and to recommend approval to shareholders, the Board of each Fund, including the Non-Interested Directors, considered various matters and materials provided by CSAM and CSAM Australia. The Board considered, primarily, the benefits to a Fund of retaining CSAM Australia given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM Australia would expand the universe of companies and countries from which investment opportunities can be sought and enhance the Fund's ability to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM Australia in managing the types of global investments which each Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the proposed services to be offered by CSAM Australia. In addition, the Board took into account the lack of any anticipated adverse impact to a Fund as a result of the Sub-Advisory Agreement, particularly that THE COMPENSATION PAID TO CSAM AUSTRALIA WILL BE PAID BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF CSAM AUSTRALIA WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

BACKGROUND INFORMATION REGARDING THE FUNDS

         Each Fund invests in foreign equity and/or debt securities, as described more fully in each Fund's prospectus(es).

         Currently, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street") serve as co-administrators to each of the Funds, except for the Telecommunications Fund for which Bear Stearns Funds Management, Inc. ("Bear Stearns") serves as the administrator. CSAMSI's address is 466 Lexington Avenue, New York, New York 10017-3147. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Bear Stearns has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. State Street also serves as custodian for the U.S. assets and non-U.S. assets for each of the Funds, except for the Telecommunications Fund for which Brown Brothers Harriman & Co. ("Brown Brothers") serves as custodian. Brown Brothers principal business address is 40 Water Street, Boston, Massachusetts 02109. CSAMSI, a subsidiary of CSAM, is the distributor of the shares of the Funds, except for the Telecommunications Fund. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENT.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

         CSAM, a professional investment counseling firm, serves as each Fund's investment adviser and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of June 30, 2002, Credit Suisse Asset Management companies managed approximately $66 billion in the U.S. and $313 billion globally. Credit Suisse Asset Management has offices in 14 countries, including CSAM and CSAM Australia; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.

         Pursuant to the Investment Advisory Agreements with CSAM related to each of the Funds (the "Advisory Agreements"), subject to the supervision and direction of each Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors or Trustees, as the case may be, who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of a Fund, will pay the sub-advisory fee to CSAM Australia. Each Fund pays all other expenses incurred in its operations, including general administrative expenses.

         Shown below is the date of each Advisory Agreement, the date each Advisory Agreement was last submitted to a vote of the shareholders and the purpose of such submission. Each Advisory Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.

--------------------------------------------------------------------------------
                                                             PURPOSE OF LAST
               DATE OF ADVISORY     DATE LAST APPROVED       SUBMISSION TO
     FUND          AGREEMENT          BY SHAREHOLDERS        SHAREHOLDERS
--------------------------------------------------------------------------------
 Credit Suisse  July 6, 1999          May 21, 1999          in connection with
 Emerging                                                   Credit Suisse's
 Markets Fund                                               acquisition of
                                                            Warburg Pincus Asset
                                                            Management, Inc.(the
                                                            "Acquisition")
--------------------------------------------------------------------------------
 Credit Suisse  May 1, 2000           May 1, 2000           in connection with
 Global                                                     the organization of
 Financial                                                  the Fund
 Services Fund
--------------------------------------------------------------------------------
 Credit Suisse  July 6, 1999          May 21, 1999          in connection with
 Global Health                                              the Acquisition
 Sciences Fund
--------------------------------------------------------------------------------
 Credit Suisse  July 6, 1999          May 21, 1999          in connection with
 Global Post-                                               the Acquisition
 Venture
 Capital Fund
--------------------------------------------------------------------------------
 Credit Suisse  October 26, 1998      October 26, 1998      in connection with
 Global                                                     organization of the
 Technology                                                 Fund
 Fund
--------------------------------------------------------------------------------
 International  July 6, 1999          May 21, 1999          in connection with
 Focus                                                      the Acquisition
 Portfolio
 (Credit Suisse
 Institutional
 Fund)
--------------------------------------------------------------------------------
 Credit Suisse  July 20, 1998         July 20, 1998         in connection with
 Institutional                                              the organization of
 International                                              the Fund
 Fund
--------------------------------------------------------------------------------
 Credit Suisse  July 6, 1999          May 21, 1999          in connection with
 International                                              the Acquisition
 Focus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             PURPOSE OF LAST
               DATE OF ADVISORY     DATE LAST APPROVED       SUBMISSION TO
     FUND          AGREEMENT          BY SHAREHOLDERS        SHAREHOLDERS
--------------------------------------------------------------------------------
 International  March 23, 2001        March 23, 2001        in connection with
 Fund                                                       Credit Suisse's
 (Credit Suisse                                             acquisition of
 Opportunity                                                Donaldson Lufkin
 Funds)                                                     & Jenrette
--------------------------------------------------------------------------------
 Japan          July 6, 1999          May 21, 1999          in connection with
 Growth                                                     the Acquisition
 Fund
--------------------------------------------------------------------------------
 Emerging       July 6, 1999          May 21, 1999          in connection with
 Markets                                                    the Acquisition
 Portfolio
 (Credit Suisse
 Trust)
--------------------------------------------------------------------------------
 Global Post-   July 6, 1999          May 21, 1999          in connection with
 Venture                                                    the Acquisition
 Capital
 Portfolio
 (Credit
 Suisse Trust)
--------------------------------------------------------------------------------
 Global         November 16, 2000     November 16, 2000     in connection with
 Technology                                                 the organization of
 Portfolio                                                  the Fund
 (Credit Suisse
 Trust)
--------------------------------------------------------------------------------
 International  July 6, 1999          May 21, 1999          in connection with
 Focus                                                      the Acquisition
 Portfolio
 (Credit Suisse
 Trust)
--------------------------------------------------------------------------------
 Telecommun-    November 3, 2000      October 10, 2000      in connection with
 ications                                                   change in fee
 Fund                                                       structure to base
                                                            fee on lower of net
                                                            asset value or
                                                            market value

         As compensation for its services to the Funds, CSAM receives compensation as a percentage of the average daily net assets of each Fund, except for the Telecommunications Fund. As compensation for its services to the Telecommunications Fund, CSAM receives compensation at an annual rate of 1.25% of the first $100 million of the Telecommunications Fund's "Average Weekly Base Amount," 1.125% of the next $100 million and 1.00% of amounts above $200 million. "Average Weekly Base Amount" is the average of the lesser of (i) the market value of the Telecommunications Fund's outstanding shares and (ii) the Telecommunications Fund's net assets, in each case determined as of the last trading day for each week during that quarter. CSAM is entitled to rights of indemnification and the advancement of expenses, including reasonable attorneys' fees, from the Telecommunications Fund in connection with any litigation or claims brought against CSAM arising out of its services as investment adviser to the Telecommunications Fund provided certain conditions set forth in the Advisory Agreement are satisfied. APPENDIX E sets forth the fees and total compensation paid to CSAM in the indicated fiscal years.

         As noted above, CSAMSI serves as co-administrator to each of the Funds (other than the Telecommunications Fund). CSAMSI provides shareholder liaison services to the applicable Funds and performs other services, such as certain executive and administrative services, and furnishing certain corporate secretarial services. As compensation for its administrative services to these Funds, CSAMSI receives compensation as a percentage of the average daily net assets of the relevant Fund. APPENDIX F sets forth the fees paid by each Fund (other than the Telecommunications Fund) during the most recent fiscal year.

         Each of the Funds (other than Credit Suisse Institutional International Fund, the International Focus Portfolio of Credit Suisse Institutional Fund, the Emerging Markets, Global Post-Venture Capital, Global Technology and International Focus Portfolios of Credit Suisse Trust and the Telecommunications
Fund) has adopted one or more distribution plans pursuant to Rule 12b-1 under the 1940 Act, under which CSAMSI provides distribution and other services related to one or more classes of such Funds. As compensation for such services, CSAMSI is paid a fee (a "12b-1 fee") which varies based on the class of shares involved. CSAMSI is paid the following annual rates of the average daily net assets of the respective classes of those Funds that have 12b-1 plans:

Class of shares:  Common       Advisor     Institutional   A      B       C
-------------------------------------------------------------------------------

Fee:.             25%          .50%*       None            .25%   1.00%   1.00%


-------------
* Maximum 12b-1 fee payable on Advisor Class shares is .75% of average daily net assets.

         Not all Funds have issued all of the above classes. Each of the Funds that have issued common class shares and that have adopted one or more distribution plans pursuant to Rule 12b-1 charge a 12b-1 fee with respect to the common class shares. Refer to APPENDIX F for a schedule of fees paid to CSAMSI as co-administrator and distributor.

         REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUNDS PURSUANT TO THE ADVISORY AGREEMENTS AND THE CURRENT SERVICE PROVIDERS WILL CONTINUE TO PROVIDE ADMINISTRATIVE AND DISTRIBUTION SERVICES TO THE FUNDS.

DESCRIPTION OF CURRENT SUB-ADVISORY AGREEMENTS

         CSAM U.K.

         The following Funds have entered into a sub-advisory agreement with Credit Suisse Asset Management Limited ("CSAM U.K"). The schedule below sets forth the date of the existing sub-advisory agreement with CSAM U.K., the date it was last submitted to a vote of shareholders and the purpose of such submission. Also included are aggregate fees that were payable to CSAM U.K. for the last fiscal year, which amounts are payable by CSAM and not by the Funds.

--------------------------------------------------------------------------------
                    DATE OF         DATE LAST     PURPOSE OF LAST    AGGREGATE
     CREDIT      SUB-ADVISORY     APPROVED BY      SUBMISSION TO       FEE
   SUISSE FUND     AGREEMENT      SHAREHOLDERS      SHAREHOLDERS      PAYABLE
--------------------------------------------------------------------------------
 Emerging       July 14, 2000     July 14, 2000     in connection              *
 Markets                                            with its
 Fund                                               retention
--------------------------------------------------------------------------------
 Global         May 1, 2000       May 1, 2000       in connection              0
 Financial                                          with its
 Services                                           retention
 Fund
--------------------------------------------------------------------------------
 Global         July 14, 2000     July 14, 2000     in connection       $359,210
 Health                                             with its
 Sciences                                           retention
 Fund
--------------------------------------------------------------------------------
 Global         May 1, 2002       May 1, 2002       in connection              *
 Post-                                              with its
 Venture                                            retention
 Capital
 Fund
--------------------------------------------------------------------------------
 Global         July 14, 2000     July 14, 2000     in connection     $1,160,518
 Technology                                         with its
 Fund                                               retention
--------------------------------------------------------------------------------
 International  May 1, 2002       May 1, 2002       in connection              *
 Focus                                              with its
 Portfolio                                          retention
 (Institutional
 Fund)
--------------------------------------------------------------------------------
 Institutional  May 1, 2002       May 1, 2002       in connection              *
 International                                      with its
 Fund                                               retention
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DATE OF         DATE LAST     PURPOSE OF LAST    AGGREGATE
     CREDIT      SUB-ADVISORY     APPROVED BY      SUBMISSION TO       FEE
   SUISSE FUND     AGREEMENT      SHAREHOLDERS      SHAREHOLDERS      PAYABLE
--------------------------------------------------------------------------------
 International  May 1, 2002       May 1, 2002       in connection              *
 Focus                                              with its
 Fund                                               retention
--------------------------------------------------------------------------------
 International  May 1, 2002       May 1, 2002       in connection              *
 Fund                                               with its
 (Opportunity                                       retention
 Funds)
--------------------------------------------------------------------------------
 Emerging       July 14, 2000     July 14, 2000     in connection       $138,719
 Markets                                            with its
 Portfolio                                          retention
 (Trust)
--------------------------------------------------------------------------------
 Global         May 1, 2002       May 1, 2002       in connection              *
 Post-                                              with its
 Venture                                            retention
 Capital
 Portfolio
 (Trust)
--------------------------------------------------------------------------------
 Global         November 16,      November 16,      in connection              0
 Technology     2000              2000              with its
 Portfolio                                          organization
 (Trust)
--------------------------------------------------------------------------------
 International  May 1, 2002       May 1, 2002       in connection              *
 Focus                                              with its
 Portfolio                                          retention
 (Trust)
--------------------------------------------------------------------------------
                    DATE OF         DATE LAST     PURPOSE OF LAST    AGGREGATE
     CREDIT      SUB-ADVISORY     APPROVED BY      SUBMISSION TO       FEE
   SUISSE FUND     AGREEMENT      SHAREHOLDERS      SHAREHOLDERS      PAYABLE
--------------------------------------------------------------------------------


* Because each Sub-Advisory Agreement became effective on May 1, 2002, no fees were payable for the last fiscal year.

         With respect to all of the Funds listed above, the aggregate compensation payable by CSAM to CSAM U.K. under the respective sub-advisory agreements is an annual fee of $250,000 for services rendered with respect to the Funds listed above and all other Credit Suisse Funds for which CSAM U.K. has been appointed as subadviser and which CSAM and CSAM U.K. agree will be governed by this fee schedule. Prior to May 14, 2002, with respect to each of the Emerging Markets Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Technology Fund and the Emerging Markets and Global Technology Portfolios of the Trust, the rate of compensation payable to CSAM U.K. under each of the respective sub-advisory agreements was an annual fee equal to 50% of the net quarterly amount (after fee waivers and reimbursements) received by CSAM as investment adviser.

         CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Advisers Act. The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and currently manages approximately $48.8 billion in assets.

         CSAM Japan

         The Global Financial Services Fund, Global Health Sciences Fund, Global Post-Venture Capital Fund, Global Technology Fund, International Focus Portfolio of the Institutional Fund, Institutional International Fund, International Focus Fund, Japan Growth Fund, International Fund of the Opportunity Funds, and Global Post-Venture Capital, Global Technology, and International Focus Portfolios of the Trust have entered into a sub-advisory agreement with Credit Suisse Asset Management Limited ("CSAM Japan"). Each sub-advisory agreement (other than that for the Global Technology Portfolio of the Trust) is dated May 1, 2002 and was approved by shareholders at a special meeting held for such purpose on May 1, 2002. The sub-advisory agreement for the Global Technology Portfolio of the Trust is dated May 10, 2002 and was approved by shareholders at a special meeting held for such purpose on May 10, 2002.

         The aggregate compensation payable by CSAM to CSAM Japan under the respective sub-advisory agreements is an annual fee of $250,000 for services rendered with respect to the Funds named in the previous paragraph and all other Credit Suisse Funds for which CSAM Japan has been appointed as subadviser and which CSAM and CSAM Japan agree will be governed by this fee schedule. Because each Sub-Advisory Agreement with CSAM Japan became effective on May 1, 2002 (except for the Global Technology Portfolio of the Trust which became effective on May 10, 2002), no fees were payable for the last fiscal year.

         CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan and its predecessor company has been in the money management business for over 16 years and currently manages approximately $9.5 billion in assets.

         Abbott Capital Management

         The Global Post-Venture Capital Portfolio of Credit Suisse Trust and Credit Suisse Global Post-Venture Capital Fund utilize Abbott Capital Management, L.L.C. ("Abbott") as an sub-investment adviser, pursuant to respective sub-advisory agreements, each dated July 6, 1999 respectively. Abbott is located at 1330 Avenue of the Americas, Suite 2800, New York, NY 10019. Such sub-advisory agreements were last submitted to a vote of shareholders of the two Funds on May 21, 1999 in connection with Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Portfolio of Credit Suisse Trust and Credit Suisse Global Post-Venture Capital Fund, makes investment decisions for the Portfolio and Fund regarding investments in private investment funds ("Private Funds"), effects transactions in interests in Private Funds on behalf of the Portfolio and Fund and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $5.28 billion. Abbott receives a fee, payable by CSAM calculated at an annual rate of 1.00% of the Portfolio's or Fund's average daily net assets invested in Private Funds. The aggregate fee payable to Abbott by CSAM with respect to the Portfolio and the Fund in the last fiscal year was $2,294 and $17,960, respectively.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT

         Subject to the supervision of CSAM, each Sub-Advisory Agreement requires CSAM Australia, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to a Fund in accordance with the Articles of Incorporation or Declaration of Trust applicable to the Fund, as may be amended from time to time, the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

         In connection with the Sub-Advisory Agreement, CSAM Australia will, subject to the supervision and direction of CSAM:

(1) manage that portion of the relevant Fund's assets designated by CSAM from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

(2) make investment decisions or recommendations with respect to the Assets;

(3) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

(4) exercise voting rights with respect to the Assets, if requested by CSAM; and

(5) furnish CSAM and the Fund's Board with such periodic and special reports as the Fund or CSAM may reasonably request.

         In connection with the performance of services under a Sub-Advisory Agreement, CSAM Australia may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that CSAM Australia remains liable for the performance of the third party's duties.

         The services of CSAM Australia under the proposed Sub-Advisory Agreement are not exclusive. CSAM Australia has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreement.

         Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM Australia upon 60 days' written notice to the other parties; or with respect to a Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM and CSAM Australia.

         In consideration of the services rendered pursuant to a Sub-Advisory Agreement, CSAM will pay CSAM Australia an aggregate fee of $480,000 per annum (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to all Credit Suisse Funds for which CSAM Australia has been appointed as sub-adviser and which CSAM and CSAM Australia agree will be governed by this fee schedule. The Total Fee may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders. A quarter of the Total Fee shall be payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which a Sub-Advisory Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.

         The portion of the Total Fee allocable with respect to a Fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of that Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the sum of the total average monthly net assets of that Fund and other registered investment companies for which CSAM Australia has been appointed as such during such calendar quarter or portion thereof.

         Based upon this formula, the table below lists the portion of the Total Fee allocable with respect to each Fund for the calendar quarter ended June 30, 2002.

                                                     CURRENT ALLOCABLE
 FUND                                                PORTION OF THE TOTAL FEE
 Credit Suisse Emerging Markets Fund                 $     15,345.91
--------------------------------------------------------------------------------
 Credit Suisse Global Financial Services Fund                 364.80
--------------------------------------------------------------------------------
 Credit Suisse Global Health Sciences Fund                 18,001.79
--------------------------------------------------------------------------------
 Credit Suisse Global Post-Venture Capital Fund            27,946.25
--------------------------------------------------------------------------------
 Credit Suisse Global Technology Fund                      30,280.15
--------------------------------------------------------------------------------
 International Focus Portfolio
 (Credit Suisse Institutional Fund)                        22,534.04
--------------------------------------------------------------------------------
 Credit Suisse Institutional International Fund            68,784.86
--------------------------------------------------------------------------------
 Credit Suisse International Focus Fund                   128,201.67
--------------------------------------------------------------------------------
 Japan Growth Fund                                         36,714.58
--------------------------------------------------------------------------------
 International Fund
 (Credit Suisse Opportunity Funds)                          6,224.94
--------------------------------------------------------------------------------
 Emerging Markets Portfolio (Credit Suisse Trust)          17,900.89
--------------------------------------------------------------------------------
 Global Post-Venture Capital Portfolio
 (Credit Suisse Trust)                                     30,358.23
--------------------------------------------------------------------------------
 Global Technology Portfolio
 (Credit Suisse Trust)                                      1,364.91
--------------------------------------------------------------------------------
 International Focus Portfolio
 (Credit Suisse Trust)                                     45,935.10
--------------------------------------------------------------------------------
  Telecommunications Fund                                  30,041.88
--------------------------------------------------------------------------------


         The portion of the Total Fee allocable to each Fund as set forth in this table assumes that all of the Funds approve CSAMAustralia as sub-advisor.

         CSAM WILL PAY CSAM AUSTRALIA THE SUB-ADVISORY FEE. CSAM AUSTRALIA DOES NOT HAVE A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM A FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM AUSTRALIA

         CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and currently manages approximately AUD $22 billion (US $12 billion) in assets.

         CSAM Australia is a wholly owned subsidiary of Credit Suisse First Boston. Credit Suisse First Boston is a wholly owned subsidiary of Credit Suisse, the indirect parent company of the Funds' investment adviser, CSAM. Credit Suisse First Boston is located at Uetlibergstrasse 231, Uetlihof 1 CH-8045 Zurich, Switzerland. Credit Suisse is located at Paradeplatz 8, 8001 Zurich, Switzerland.

         CSAM Australia is governed by a Board of Directors, with the day to day affairs of the company managed by an Executive Committee. The names and principal occupations of the directors and officers of CSAM Australia are set forth below. Each of the persons listed may be contacted c/o Credit Suisse Asset Management (Australia) Limited, Level 32 Gateway, 1 Macquarie Place, Sydney, NSW 2000, Australia.

--------------------------------------------------------------------------------
                         CURRENT POSITION WITH              OTHER CURRENT
         NAME               CSAM AUSTRALIA               PRINCIPAL OCCUPATIONS
--------------------------------------------------------------------------------
 Andrew McKinnon       CEO and Director                 N.A.
--------------------------------------------------------------------------------
 Bronwyn Matheson      Director and                     N.A.
                       Company Secretary
--------------------------------------------------------------------------------
 William Gates         Director                         N.A.
--------------------------------------------------------------------------------
 Joseph Gallagher      Director                         Global CFO and Member
                                                        of Executive Board
--------------------------------------------------------------------------------

THE BOARD OF EACH FUND, INCLUDING THE NON-INTERESTED BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                  *************

                             ADDITIONAL INFORMATION

GENERAL

         The costs of the Special Meeting (estimated at $835,000 including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM and/or its affiliates (and not by any Fund). The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of a Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         CSAM has retained the services of D.F. King & Co., Inc. (the "Agent") for each Fund other than the Telecommunications Fund, for which Georgeson Shareholder Communications, Inc. ("Georgeson") has been retained, to assist in the solicitation of proxies and the processing of votes received. The Agent and Georgeson will receive fees of approximately $27,500 and $3,500, respectively, and will be reimbursed for their reasonable expenses. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent or Georgeson (in the case of the Telecommunications Fund) if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received this Joint Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement by mail or attend the Special Meeting in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-714-3312. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

         Should the Telecommunications Fund's shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-866-535-4459.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Shareholder proposals must be delivered to or mailed and received at the above address not later than 60 days prior to the date of the shareholder meeting; provided however, that if less than 70 days' notice or prior public disclosure of the date of such shareholder meeting is given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of such shareholder meeting was given. For a shareholder proposal to be considered for inclusion in the Telecommunications Fund's proxy material relating to its 2003 annual meeting of shareholders, the shareholder proposal must be received by the Telecommunications Fund no later than November 4, 2002. In the case of a special meeting of the Telecommunications Fund's shareholders, Rule 14a-8 under the 1934 Act provides that the deadline for submitting a shareholder proposal is a reasonable time before the company begins to print and mail its proxy materials. The by-laws of the Telecommunications Fund also provide that at any special meeting of shareholders only such business shall be conducted as shall be properly brought before the meeting and indicated in the notice of the meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Fund.

                              By Order of the Board of Directors,

                              /s/ Hal Liebes



                              Hal Liebes
                              Senior Vice President of The Emerging Markets Telecommunications Fund, Inc.
                              Vice President and Secretary of each other Fund New York, New York
                              August 26, 2002

                                                                      APPENDIX A

                    CREDIT SUISSE EMERGING MARKETS FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Salomon Smith Barney Inc.*               830,935.2670         16.59% (Common)
Book Entry Account
Attn: Matt Maesstri
333 West 34th Street
7th Floor Mutual Fund Dept
New York, NY 10001-2483

Charles Schwab & Co. Inc.*             1,111,475.4210         22.18% (Common)
Special Custody Account
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Svcs Corp.*           539,142.0050         10.76% (Common)
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Smith Barney Corporate Trust*            373,487.9170          7.45% (Common)
Company TTEE FBO
Smith Barney 401K
Advisor Group Trust DTD 01/01/98
2 Tower Center
P.O. Box 1063 Plan Valuation Services
East Brunswick, NJ 08816-1063

                                           NUMBER OF         PERCENT OF
                                            SHARES             SHARES
NAME AND ADDRESS                        OWNED OF RECORD   OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette*                21,789.8830     11.85% (Advisor)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette*                13,765.0650     98.86% (A)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

National Academy of Sciences             190,811.0990     99.70% (Institutional)
2101 Constitution Ave., NW
Washington, DC 20418-0006

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Sema Co.*                                119,808.3430         94.55% (Common)
12 E. 49th Street
New York, NY  10017-1028

Credit Suisse Asset Management, LLC*         118.3430         14.32% (A)
466 Lexington Avenue
New York, NY  10017-3142

State Street Bank & Trust*                   470.2300         56.88% (A)
Cust. for the IRA of
Joanne Schenck
P.O. Box 334
Garrison, NY  10524-0334

First Clearing Corporation*                  221.2390         26.76% (A)
A/C 5402-4217
Louise Z. Mackey Roth IRA
FCC as Custodian
8 Jean Avenue
Loudonville, NY 12211-1542

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*             1,169,036.0250         35.42% (Common)
Special Custody Account
for the Exclusive
Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Svcs. Corp.*          493,760.3760         14.96% (Common)
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

State Street Bank & Trust Co.*               218.8250          9.83% (A)
Cust for the SEP IRA of
Harvey Gold
2826 Shade Rd.
Akron, OH 44333-1956

Donaldson Lufkin Jenrette*                   707.9680         31.81% (A)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James &Assoc Inc.*                   468.6900         21.06% (A)
FBO Hackmeier RIRA
Bin# 77991194
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Raymond James &Assoc Inc.*                   345.8610         15.54% (A)
FBO Padron RIRA
Bin# 77981557
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James &Assoc Inc.*                   295.4900         13.28% (A)
FBO Padron RIRA
Bin# 77981562
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James &Assoc Inc.*                   125.1190          5.62% (A)
FBO Morrison IRA
Bin# 87318484
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*             2,620,350.4630         50.90% (Common)
Special Custody Account
for the Exclusive
Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp.*       633,397.7660         12.30% (Common)
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

National Financial Services Corp.*        15,011.6960         11.67% (Advisor)
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Sterling Trust Company TTEE*              39,764.5930         30.93% (Advisor)
FBO Rohde Brothers Inc.
1380 Lawrence St., Ste. 1400
Denver, CO  80204-2060

First Union National Bank CUST*            7,567.6600          5.89% (Advisor)
FBO Various Retirement Plans
NC-1151
1525 West WT Harris Blvd
Charlotte, NC 28262-8522

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Sterling Trust Company TTEE*               6,968.1990          5.42% (Advisor)
FBO Trucker & Travelers 401(k)
1380 Lawrence St., Ste. 1400
Denver, CO 80204-2060

Donaldson Lufkin Jenrette*                 2,289.3580         79.95% (A)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

American Enterprise                          195.0080          6.81% (A)
Investment SVCS*
FBO 136304881
P.O. Box 9116
Minneapolis, MN 55440-9446

Salomon Smith Barney Inc.*                   312.0000         10.90% (A)
00166257166
333 West 34th St. - 3rd Floor
New York, NY 10001-2483

Donaldson Lufkin Jenrette*                 3,990.5100         22.66% (B)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Dain Rauscher Inc. FBO*                    7,687.0000         43.66% (B)
Boog-Scott Fam Ltd. Partnership
John Boog-Scott Gen'l Partner
4232 Danmire
Richardson, TX  75082-3758

Dain Rauscher Inc. FBO*                    3,040.0000         17.27% (B)
Tony Goodman
3 Cedro Place
Dallas, TX  75230-3000

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette*                 4,971.6040         92.46% (C)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Raymond James &Assoc Inc.*                   339.1420          6.31% (C)
FBO Rousso SIRA
Bin# 77560359
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

Charles Schwab & Co.*                  1,345,826.4860         35.57% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*             581,155.4360         15.36% (Common)
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                         (International Focus Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
The Board of Trustees
General Employees                      1,613,738.3520         22.10% (Common)
Retirement System*
TTEES City of Ft. Lauderdale
GEN RET PL UAD I-1-73
315 NE 3rd Ave.
Ft. Lauderdale, FL  33301-1149

MAC & CO A/C DEXF1747452                 544,051.9010          7.45% (Common)
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

Dana Farber Inc.                         669,588.2520          9.17% (Common)
c/o Karen Bird
Dana Farber Cancer Institute
44 Binney St. #1530J
Boston, MA  02115-6084

Alaska Plumbing & Pipefitting            868,141.8220         11.89% (Common)
Industry Pension Trust Fund*
c/o Assoc. Administrators Inc.
2929 NW 31st Ave.
Portland, OR  97210-1721

The Northern Trust Co TTEE             1,130,180.7190         15.48% (Common)
FBO GATX Master Trust Ret Trust
DTD 12/19/79
500 W. Monroe St.
Chicago, IL 60661-3671

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Sun Trust Bank Atlanta Cust*             687,510.9690          9.42% (Common)
FBO University of Central Fl. FDN
A/C 11-04-123-1126515
P.O. Box 105870
Atlanta, GA  30348-5870

National Financial Svcs Corp*            417,214.8810          5.71% (Common)
FBOCustomers
Church St. Station
P.O. Box 3908
New York, NY 10008-3908

* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Comerica Bank TTEE*                    1,420,454.7860          8.41% (Common)
FBO Consumer Energy
Pension Plan
212 W Michigan Avenue
Jackson, MI  49201-2236

Northern Trust Company TTEE*           6,958,904.5900         41.18% (Common)
FBO Tyco International Ltd.
A/C# 22-07149
P.O. Box 92956
Chicago, IL  60675-2956

Northern Marianas Island               1,306,801.8540          7.73% (Common)
Retirement Fund
First Floor Nauru Building
P.O. Box 1247
Saipan MP  96950

TBG Commingled Trust                   1,886,122.6590         11.16% (Common)
1350 Avenue of the Americas Ste. 840
New York, NY  10019-4702

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
DCA Food Industries Inc.                 876,678.5750          5.19% (Common)
100 East Grand Ave.
Beloit, WI 53511-6255

Credit Suisse Asset Management LLC*           89.3660         91.37% (A)
466 Lexington Avenue 10th Floor
New York, NY  10017-3142

Credit Suisse Asset Management LLC*           89.3660          8.23% (B)
466 Lexington Avenue 10th Floor
New York, NY  10017-3142

Donaldson Lufkin Jenrette*                   984.2520         90.69% (B)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Donaldson Lufkin Jenrette*                 1,746.7250         94.53% (C)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*             7,794,062.2940         27.13% (Common)
Special Custody Account
for the Exclusive
Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Nat'l Financial Services Corp.*        3,756,920.0120         13.08% (Common)
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Connecticut General Life Ins. Co.      5,700,703.9880         99.40% (Advisor)
on Behalf of its Separate Accounts
Attn: Carmen G. Rivera
280 Trumbull St. #819B
Hartford, CT 06103-3509

Merrill Lynch Pierce Fenner
& Smith Inc.*                                961.0800          9.68% (A)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin Jenrette*                 1,355.8600         13.66% (A)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Raymond James & Assoc. Inc.*                 960.000           9.67% (A)
FBO Ray IRA
Bin# 75836218
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Raymond James & Assoc. Inc.*               1,536.8850         15.48% (A)
FBO Padron Eduardo
Bin# 79649487
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.*               1,456.0000         14.66% (A)
FBO Yock TR
Bin# 51917267
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

American Enterprise Investment SVCS*         869.5980          8.76% (A)
FBO 195099591
P.O. Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS*       2,192.9820         22.09% (A)
FBO 208407991
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette*                10,154.7650         98.86% (B)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Donaldson Lufkin Jenrette*                 8,717.0000         85.16% (C)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Salomon Smith Barney Inc.*                   694.0000          6.78% (C)
00135609758
333 West 34th St. - 3rd Floor
New York, NY 10001-2483

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                         CREDIT SUISSE JAPAN GROWTH FUND

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.*              7,554,080.7370         36.94% (Common)
Special Custody Account For the
Exclusive Benefit of Customers
Attn:Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National  Financial Services LLC*      3,620,374.0690         17.70% (Common)
For the Exclusive Benefit of
Our Customers
Attn:Mutual Funds 5th FL.
200 Liberty Street
New York, NY 10281-1003

Nat'l Financial SVCS Corp.*               28,461.1800         20.76% (Advisor)
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY 10008-3908

National Investor Services Corp.*         11,287.1790          8.23% (Advisor)
For the Exclusive Benefit of
Our Customers
55 Water St. FL 32
New York, NY 10041-0028

Ameritrade Inc. FBO 1658045351*           11,114.0770          8.11% (Advisor)
P.O. Box 2226
Omaha, NE  68103-2226

                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
RBCDain Rauscher Custodian                13,706.7880         10.00% (Advisor)
Victor Elting III
Segregated Rollover IRA
1448 N. Lake Shore Dr.
Chicago, IL60610-6655

SEMA&Co,                                  13,000.0000          9.48% (Advisor)
9543311
12 East 49th St. 41st FL
New York, NY 10017-8298

Donaldson Lufkin Jenrette*                21,529.0190         98.97% (A)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                        CREDIT SUISSE OPPORTUNITY FUNDS

                              (International Fund)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette*                 6,364.7320         36.63% (Common)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Raymond James & Assoc. Inc.*               1,500.9950          8.64% (Common)
FBO Duddey IRA
Bin# 73621296
880 Carillon Parkway

St. Petersburg, FL  33716-1100

Donaldson Lufkin Jenrette*               335,097.0100         19.52% (A)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Bankers Trust Company*                   285,357.2970         16.62% (A)
FBO 2448094242
P.O. Box 9005
Church Street Station
New York, NY  10008

Donaldson Lufkin Jenrette*                20,580.1900         80.24% (C)
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Lehman Brothers, Inc.*                     1,528.5600          5.96% (C)
744-21739-15
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                          (Emerging Markets Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
The Travelers Sep Account*             1,503,441.5240         25.01 (Common)
ABD2 For Variable Annuities
of the Travelers Insurance Co.
1 Tower Square
Hartford, CT 06183

The Travelers Sep Account*               767,702.4250         12.77% (Common)
ABD For Variable Annuities
of the Travelers Insurance Co.
1 Tower Square
Hartford, CT 06183

Allmerica Financial Life Ins.            721,614.4660         12.00% (Common)
& Annuity Center*
Allmerica FIN
Separate Accounts Mailstop S-310
440 Lincoln St.
Worcester, MA 01653-0002

Kemper Investors                       2,562,875.3150         42.63% (Common)
Life Insurance Company*
Variable Annuity Separate Account
Attn: Karen Portem
1600 McConnor Pkwy
Schaumburg, IL 60196-6801

* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                     (Global Post-Venture Capital Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Nationwide Life                        1,177,426.7840         12.08% (Common)
Insurance Company
Nationwide Variable Account II*
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Pruco Life Flexible Premium            3,006,965.9840         30.86% (Common)
Variable Annuity Account*
213 Washington St. Fl. 7
Newark, NJ  07102-2917

Nationwide Life                          678,880.6530          6.97% (Common)
Insurance Company*
NWVA-9
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Fidelity Investments                   1,371,994.3890         14.08% (Common)
Life Insurance Company*
82 Devonshire Street  #R25B
Boston, MA  02109-3614

Kemper Investors                       1,700,172.1910         17.45% (Common)
Life Insurance Company
Variable Annuity Separate Account*
Attn:  Karen Portem
1600 McConnor Parkway
Schaumburg, IL  60196-6801

* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                          (Global Technology Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------

Fidelity Investment Institutional*       239,020.0760         44.10% (Common)
Operations CNT as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999

Trustlynx & Co.                          302,903.9590         55.89% (Common)
House Account
PO Box 173736
Denver, CO  80217-3736

* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                         (International Focus Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Nationwide Life                        9,658,169.9080         64.95% (Common)
Insurance Company
Nationwide Variable Account II*
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Nationwide Life Insurance*               789,914.3950          5.31% (Common)
National VLJ-2
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Nationwide Life*                       1,550,796.6860         10.43% (Common)
Insurance Company
NWVA-9
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Fidelity Investments*                  1,890,767.9250         12.71% (Common)
Life Insurance Company
Attn.: Angela Kardaris
82 Devonshire St. #R25B
Boston, MA  02109-3614

* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                  THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND


                                           NUMBER OF             PERCENT OF
                                            SHARES                 SHARES
NAME AND ADDRESS                        OWNED OF RECORD      OUTSTANDING (CLASS)
--------------------------------------------------------------------------------
Lazard Freres &Co. LLC                 1,623,118.0000         15.0% (Common)
30 Rockefeller Plaza
New York,  NY10020

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX B

                        SECURITY OWNERSHIP OF MANAGEMENT

--------------------------------------------------------------------------------
                                               NUMBER OF
                                                SHARES*            PERCENT OF
                                             BENEFICIALLY            SHARES
    NAME OF                                      OWNED            OUTSTANDING BY
   DIRECTOR/                  NAME OF         BY CLASS (1)            CLASS
   EXECUTIVE               CREDIT SUISSE    ------------------------------------
    OFFICER      TITLE          FUND        COMMON  A  B  C      COMMON  A  B  C
--------------------------------------------------------------------------------
 James        Director    Institutional      2,944
 Pasman                   International
--------------------------------------------------------------------------------
 Richard      Director    Global Post-       1,706                **
 Francis                  venture Capital
--------------------------------------------------------------------------------
 Steven       Director    Global              48                  **
 Rappaport                Technology
--------------------------------------------------------------------------------
              Director    Global Post-        234                 **
                          venture Capital
--------------------------------------------------------------------------------
              Director    Global Health       178                 **
                          Sciences
--------------------------------------------------------------------------------
              Director    International       868                 **
                          Focus
--------------------------------------------------------------------------------
              Director    Emerging            477
                          Markets
--------------------------------------------------------------------------------
              Director    Japan               282
                          Growth
--------------------------------------------------------------------------------
 Enrique R.   Director    Telecommuni-       2,180                **
 Arzac                    cations Fund
--------------------------------------------------------------------------------
 James J.     Director    Telecommuni-       1,280                **
 Cattano                  cations Fund
--------------------------------------------------------------------------------
 George W.    Director    Telecommuni-       3,794                **
 Landau                   cations Fund
--------------------------------------------------------------------------------
 Martin M.    Director    Telecommuni-        845                 **
 Torino                   cations Fund
--------------------------------------------------------------------------------
 Richard W.   Director    Telecommuni-       5,878                **
 Watt                     cations Fund
--------------------------------------------------------------------------------

(1) The information as to beneficial ownership is based on statements furnished to the Funds by each director and executive officer. Each individual listed above has sole voting and investment power with respect to shares deemed to be beneficially owned by him/her, except in certain circumstances where the individual may share voting and investment power with spouse and/or other immediate family members.
*   Rounded to the nearest full share.
**  Less than 1% ownership.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX C

                        SUB-INVESTMENT ADVISORY AGREEMENT

                                 ______ __, 2002

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
SYDNEY  NSW  2000



Dear Sir/Madam:

     Credit Suisse __________ Fund, Inc. (the "Fund"), [a corporation organized and existing under the laws of the State of Maryland,][a business trust organized under the laws of the Commonwealth of Massachusetts,] and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirms their agreement with Credit Suisse Asset Management (Australia) Limited (the "Sub-Adviser"), a company registered under the laws of the State of Victoria, as follows:

1. Investment Description; Appointment

     The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's [Articles of Incorporation][Agreement and Declaration of Trust], as may be amended from time to time [(the "Articles of Incorporation")][(the "Agreement and Declaration of Trust")], and in the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively) and in such manner and to such extent as may from time to time be approved by the Board of [Directors][Trustees] of the Fund. Copies of the Prospectus, SAI and [Articles of Incorporation][Agreement and Declaration of Trust] have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser with copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2. Services as Sub-Investment Adviser

     (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the [Articles of Incorporation][Agreement and Declaration of Trust], (b) the Investment Company Act of 1940, as amended (the "1940 Act"),

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and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

                  (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

                  (ii) make investment decisions or recommendations with respect to the Assets;

                  (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

                  (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

                  (v) furnish CSAM and the Fund's Board of [Directors][Trustees] with such periodic and special reports as the Fund or CSAM may reasonably request.

         In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

         (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3. Execution of Transactions

         (a) In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser

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or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or
CSAM.

         (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

         (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

         (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund

4. Disclosure Regarding the Sub-Adviser

         (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

         (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees .

         (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

         (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5. Representations and Warranties

         5.1 The Sub-Adviser represents and warrants that:

         (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

         (b) it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

         (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

         5.2 The Fund represents and warrants that:

         (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

         (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

         (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

         5.3 CSAM represents and warrants that:

         it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

6. Compliance

         (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

         (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

         (c) The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients, provided that such access does not constitute a breach of any obligation of client confidentiality to which the Sub-Adviser is bound. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7. Books and Records

     (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

         (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8. Provision of Information; Proprietary and Confidential Information

         (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

         (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except, where practicable, after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

         (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9. Standard of Care

         The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10. Compensation

         In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11. Expenses

         (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

         (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses: costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of [Directors][Trustees] of the Fund; and any extraordinary expenses.

12. Term of Agreement

         This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of [Directors][Trustees] of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of [Directors][Trustees] who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of [Directors][Trustees] of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13. Amendments

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of [Directors][Trustees] of the Fund, including a majority of [Directors][Trustees] who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14. Notices

         14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management (Australia) Limited, Level 32, Gateway Building, 1 Macquarie Place, SYDNEY NSW AUSTRALIA Attention: Annette Golden), telephone: 612 8205 4080 facsimile: 612-8205 4993, email, annette.k.golden@csam.com (b) if to CSAM, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 875-3500, telecopy: (212) 878-9351 (Attention:
President).

         14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

         14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15. Choice of Law

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

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

16. Miscellaneous

         (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

         (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

         [THE FOLLOWING SECTION 17 APPLIES ONLY TO FUNDS THAT ARE MASSACHUSETTS BUSINESS TRUSTS.]

17. [Limitation of Liability

         It is expressly agreed that this Agreement was executed by or on behalf of the Fund and not by the Trustees of the Fund or its officers individually, and the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund individually, but bind only the assets and property of the Fund, as provided in the Agreement and Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of then individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Agreement and Declaration of Trust.]

                               ******************

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                               Very truly yours,

                               CREDIT SUISSE ASSET MANAGEMENT, LLC

                               By: _________________________________
                                    Name: Hal Liebes
                                    Title: Managing Director

                               CREDIT SUISSE _______________ FUND, INC.


                               By: _________________________________
                                    Name: Hal Liebes
                                    Title: Secretary

CREDIT SUISSE ASSET
MANAGEMENT (AUSTRALIA) LIMITED,

ABN 57 007 305 384, in accordance with its Articles of Association



------------------------------

Director




------------------------------

Director/Secretary

                                   SCHEDULE A

         CSAM will pay the Sub-Adviser a fee of $480,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

         The portion of the Total Fee allocable with respect to the Fund for any calendar quarter or portion thereof is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the sum of the total aggregate average monthly net assets of the Fund and other registered investment companies for which the Sub-Adviser has been appointed as such during such calendar quarter or portion thereof.


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                                                                      APPENDIX D

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

                                 ______ __, 2002

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
SYDNEY  NSW  2000



Dear Sir/Madam:

         The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirms their agreement with Credit Suisse Asset Management (Australia) Limited (the "Sub-Adviser"), a company registered under the laws of the State of Victoria, as follows:

1. Investment Description; Appointment

         The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Registration Statement, as from time to time in effect (the "Registration Statement") and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Registration Statement and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser with copies of all amendments to the Registration Statement on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2. Services as Sub-Investment Adviser

         2.1 Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Registration Statement and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

         (vi) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

         (vii) make investment decisions or recommendations with respect to the Assets;

         (viii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

         (ix) exercise voting rights with respect to the Assets if requested by CSAM; and

         (x) furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

         In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

         (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3. Execution of Transactions

         3.1 In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

         3.2 It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

         3.3 On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

         3.4 In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund

4. Disclosure Regarding the Sub-Adviser

         4.1 The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's proxy statement used in seeking shareholder approval for this Agreement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such proxy statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

         4.2 The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Registration Statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees .

         4.3 Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

         4.4 The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5. Representations and Warranties

         5.1 The Sub-Adviser represents and warrants that:

         (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

         (b) it has read and understands the Registration Statement and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

         (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

         5.2 The Fund represents and warrants that:

         (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Fund of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

         (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

         (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

         5.3 CSAM represents and warrants that:

         it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by CSAM of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

6. Compliance

         6.1 The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Registration Statement or is otherwise in violation of applicable law.

         6.2 CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

         6.3 The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients, provided that such access does not constitute a breach of any obligation of client confidentiality held by the Sub-Adviser. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7. Books and Records

         7.1 In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

         7.2 The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8. Provision of Information; Proprietary and Confidential Information

         8.1 CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request

         8.2 The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except, where practicable, after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

         8.3 The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9. Standard of Care

         The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("disabling conduct"). The Fund shall indemnify the Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Sub-Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither 'interested persons' of the

Fund nor parties to the proceeding ('disinterested non-party directors') or (b) an independent legal counsel in a written opinion. The Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Advisor will ultimately be found to be entitled to indemnification. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10. Compensation

         In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11. Expenses

         11.1 The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

         11.2 The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value assets of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses: costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

12. Term of Agreement

         This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13. Amendments

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14. Notices

         14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management (Australia) Limited, Level 32, Gateway Building, 1 Macquarie Place, SYDNEY NSW AUSTRALIA Attention: Annette Golden), telephone: 612 8205 4080- facsimile: 612-8205 4993, email,
annette.k.golden@csam.com (b) if to CSAM, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 875-3500, telecopy: (212) 878-9351 (Attention:
President).

         14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

         14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15. Choice of Law

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16. Miscellaneous

         16.1 The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

         16.2 If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         16.3 Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

         16.4 This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

                               ******************

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                               Very truly yours,

                               CREDIT SUISSE ASSET MANAGEMENT, LLC

                               By: _________________________________
                                    Name: Hal Liebes
                                    Title: Managing Director


                               THE EMERGING MARKETS
                               TELECOMMUNICATIONS FUND, INC.

                               By: _________________________________
                                    Name: Michael A. Pignataro
                                    Title: Chief Financial Officer

CREDIT SUISSE ASSET
MANAGEMENT (AUSTRALIA) LIMITED,

ABN 57 007 305 384, in accordance with its Articles of Association



------------------------------

Director



------------------------------

Director/Secretary

                                   SCHEDULE A

         CSAM will pay the Sub-Adviser a fee of $480,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

         The portion of the Total Fee allocable with respect to the Fund for any calendar quarter or portion thereof is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the sum of the total aggregate average monthly net assets of the Fund and other registered investment companies for which the Sub-Adviser has been appointed as such during such calendar quarter or portion thereof.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX E

                  FEES OF CSAM PURSUANT TO ADVISORY AGREEMENTS


--------------------------------------------------------------------------------
                                                       TOTAL
                                                   COMPENSATION
                                INVESTMENT      (AFTER WAIVERS AND   FISCAL YEAR
     CREDIT SUISSE FUND       ADVISORY FEE*        REIMBURSEMENTS)      ENDED
--------------------------------------------------------------------------------
 Emerging Markets Fund                1.25%              $228,937       10/31/01
--------------------------------------------------------------------------------
 Global Post-Venture                  1.25%            $1,138,790       10/31/01
 Capital Fund
--------------------------------------------------------------------------------
 Institutional International           .80%            $2,705,262        8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Financial Services             .90%                    $0        8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Health Sciences               1.00%              $718,420        8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Technology Fund               1.00%            $2,321,035        8/31/01
--------------------------------------------------------------------------------
 International Focus Fund             1.00%              $171,663       10/31/01
--------------------------------------------------------------------------------
 Global Fixed Income                  1.00%              $513,355       10/31/01
 Fund
--------------------------------------------------------------------------------
 International Fund                   1.00%              $466,287       10/31/01
 (Opportunity Funds)
--------------------------------------------------------------------------------
 International Focus                   .80%            $1,159,408       10/31/01
 Portfolio
 (Institutional Fund)
--------------------------------------------------------------------------------
 Japan Growth Fund                    1.25%              $462,448       10/31/01
--------------------------------------------------------------------------------
 Emerging Markets                     1.25%              $277,437       12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 International Focus                  1.00%            $3,835,797       12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Technology                    1.00%                    $0       12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Post-Venture                  1.25%            $1,268,446       12/31/01
 Capital Portfolio (Trust)
--------------------------------------------------------------------------------
 Telecommunications Fund                 **            $1,219,093       11/30/01
--------------------------------------------------------------------------------


*  As a percentage of average net assets.

** CSAM receives compensation at an annual rate of 1.25% of the first $100 million of The Emerging Markets Telecommunications Fund's "Average Weekly Base Amount," 1.125% of the next $100 million and 1.00% of amounts above $200 million. "Average Weekly Base Amount" is the average of the lesser of (i) market value of The Emerging Markets Telecommunications Fund's outstanding shares and (ii) The Emerging Markets Telecommunications Fund's net assets, in each case determined as of the last trading day for each week during that quarter.

                                                                      APPENDIX F

                                 FEES OF CSAMSI


--------------------------------------------------------------------------------
                                AGGREGATE FEE        AGGREGATE FEE
                                PAID TO CSAMSI       PAID TO CSAMSI      FISCAL
                             FOR ADMINISTRATIVE     FOR DISTRIBUTION      YEAR
     CREDIT SUISSE FUND            SERVICES            SERVICES          ENDED
--------------------------------------------------------------------------------
 Emerging Markets Fund                   $55,922           $143,386     10/31/01
--------------------------------------------------------------------------------
 Global Post-Venture                    $149,622           $388,784     10/31/01
 Capital Fund
--------------------------------------------------------------------------------
 Institutional International                  $0                $17      8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Financial Services                  $487             $3,276      8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Health Sciences                  $96,743           $241,857      8/31/01
 Fund
--------------------------------------------------------------------------------
 International Focus Fund                $51,160                 $0     10/31/01
--------------------------------------------------------------------------------
 Global Technology Fund                  $95,736           $652,561      8/31/01
--------------------------------------------------------------------------------
 International Fund                      $32,136           $136,805     10/31/01
 (Opportunity Funds)
--------------------------------------------------------------------------------
 International Focus                    $201,684                 $0     10/31/01
 Portfolio
 (Institutional Fund)
--------------------------------------------------------------------------------
 Japan Growth Fund                       $95,558          $242,2200     10/31/01
--------------------------------------------------------------------------------
 Emerging Markets                        $36,519                 $0     12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 International Focus                    $383,580                 $0     12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Technology                            $0                 $0     12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Post-Venture                    $121,646                 $0     12/31/01
 Capital Portfolio (Trust)
--------------------------------------------------------------------------------
 Telecommunications Fund                     N/A                N/A          N/A
--------------------------------------------------------------------------------

CSSUB-A-0702

                                  [PROXY CARD]
                    CREDIT SUISSE EMERGING MARKETS FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Emerging Markets Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

     Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                       .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                       .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Institutional International Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and  Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Financial Services Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Health Sciences Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse International Focus Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                                  [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Technology Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management Limited.
            PROXY WILL
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Japan Growth Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                        PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                                  [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management Limited.
            PROXY WILL
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                         CREDIT SUISSE OPPORTUNITY FUNDS
                               INTERNATIONAL FUND


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse International Fund of the Credit Suisse Opportunity Funds (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                         ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]       [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

DETACH CARD

                                  [PROXY CARD]
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                          INTERNATIONAL FOCUS PORTFOLIO


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the International Focus Portfolio of Credit Suisse Institutional Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                          ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]       [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Fund, Credit Suisse Asset
  IF NO DIRECTION IS MADE, THIS           Management, LLC and Credit Suisse
            PROXY WILL                    Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                           EMERGING MARKETS PORTFOLIO


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the Emerging Markets Portfolio of Credit Suisse Trust (the "Trust Portfolio") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Trust Portfolio (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Trust Portfolio, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust Portfolio or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!          THE BOARD OF TRUSTEES OF THE TRUST PORTFOLIO UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                                 ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Trust Portfolio, Credit Suisse
  IF NO DIRECTION IS MADE, THIS           Asset Management, LLC and Credit
            PROXY WILL                    Suisse Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                          INTERNATIONAL FOCUS PORTFOLIO


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the International Focus Portfolio of Credit Suisse Trust (the " Trust Portfolio ") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Trust Portfolio (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Trust Portfolio, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust Portfolio or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!          THE BOARD OF TRUSTEES OF THE TRUST PORTFOLIO UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                                 ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]       [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Trust Portfolio, Credit Suisse
  IF NO DIRECTION IS MADE, THIS           Asset Management, LLC and Credit
            PROXY WILL                    Suisse Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]

Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                           GLOBAL TECHNOLOGY PORTFOLIO


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the Global Technology Portfolio of Credit Suisse Trust (the " Trust Portfolio ") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Trust Portfolio (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Trust Portfolio, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August 26, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust Portfolio or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!          THE BOARD OF TRUSTEES OF THE TRUST PORTFOLIO UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                                 ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                          For   Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                    [ ]     [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Trust Portfolio,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management Limited.
            PROXY WILL
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                      GLOBAL POST-VENTURE CAPITAL PORTFOLIO


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the Global Post-Venture Capital Portfolio of Credit Suisse Trust (the " Trust Portfolio ") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Trust Portfolio (the "Meeting") to be held on October 9, 2002, at 2:00 p.m., Eastern Time, at the offices of the Trust Portfolio, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated August, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust Portfolio or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .

       VOTE THIS CARD TODAY!          THE BOARD OF TRUSTEES OF THE TRUST PORTFOLIO UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                                 ---
       BY MAIL, BY PHONE AT
          1-800-714-3312,
      BY FAX AT 212-269-2796
           OR ON-LINE AT
     www.CreditSuisseFunds.com

This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]       [ ]       [ ]
   this manner directed by the            Advisory Agreement among the
     undersigned shareholder.             Trust Portfolio, Credit Suisse
  IF NO DIRECTION IS MADE, THIS           Asset Management, LLC and Credit
            PROXY WILL                    Suisse Asset Management Limited.
  BE VOTED "FOR" APPROVAL OF THE
            PROPOSAL.
                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date Mark box at right if comments or address change
this Proxy. Date have been noted on the reverse side.                                                        [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                      PROXY
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 100017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro, and each of them separately, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), that the undersigned is entitled to vote at the special meeting of shareholders to be held on October 9, 2002, and at any adjournments thereof.

                                 [REVERSE SIDE]

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                                        THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                         ---

THIS PROXY WHEN PROPERLY EXECUTED                                                        For     Against   Abstain
   WILL BE VOTED IN THE MANNER      1)    To approve the Sub-Investment                   [ ]      [ ]       [ ]
      DIRECTED HEREIN BY THE              Advisory Agreement among the Fund,
  UNDERSIGNED SHAREHOLDER. IF NO          Credit Suisse Asset Management, LLC
  DIRECTION IS MADE, THIS PROXY           and Credit Suisse Asset Management
WILL BE VOTED "FOR" THE PROPOSAL.         (Australia) Limited.

                                    2)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                             [ ]

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature:  ___________________    Date:  ________


Signature:  ___________________    Date:  ________

DETACH CARD